THE JAPAN FUND, INC.



Supplement to Prospectus
Dated May 1, 1997

Scudder, Stevens & Clark, Inc. ("Scudder"), the investment manager for the The Japan Fund, Inc. (the "Fund"), has entered into an agreement with The Zurich Group ("Zurich"), an international insurance and financial services organization, pursuant to which Scudder will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc., and change its name to Scudder Kemper Investments, Inc. After the transaction is completed, Zurich will own approximately 70% of the new organization with the balance owned by the new organization's officers and employees.

Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Fund's investment management agreement with Scudder under the Investment Company Act of 1940, and, therefore, a termination of such agreement, it is anticipated that Scudder will seek approval of a new agreement from the Fund's shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 1997.

July 18, 1997